BlackRock Enhanced Equity Yield Fund, Inc. (the “Fund”)
Special Meeting of Stockholders, [              ], 2008

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD2

Mark this box with an X if you have made
changes to your name or address details above.

Proxy Card – Shares of Common Stock

A. Issues
The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1.
To approve an Agreement and Plan of Reorganization between the Fund and BlackRock Enhanced Capital and Income Fund, Inc., the termination of the Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law
	___	___	___

Mark this box with an X if you have made comments below

________________________________________________

________________________________________________

________________________________________________

C. Authorized Signatures – Sign Here – This Section must completed for your instructions to be executed.
Please be sure to sign and date this proxy.  Please sign exactly as your name appears on this proxy.  When shares of common stock are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (mm/dd/yyyy)

__ __ / __ __ / __ __ __ __

Number of Shares of Common Stock owned

________________________

Proxy – BlackRock Enhanced Equity Yield Fund, Inc. (the “Fund”)

SHARES OF COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Fund held of record by the undersigned on [              ], 2008 at the Special Meeting of Shareholders of the Fund to be held on [                  ], 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

IN THE EVENT THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING BUT SUFFICIENT VOTES TO APPROVE THE PROPOSAL ARE NOT RECEIVED, PROXIES (INCLUDING ABSTENTIONS AND BROKER NON-VOTES) WILL BE VOTED IN FAVOR OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES ON SUCH PROPOSAL, PROVIDED THAT THE BOARD OF DIRECTORS OF THE FUND DETERMINES THAT SUCH AN ADJOURNMENT AND ADDITIONAL SOLICITATION IS REASONABLE AND IN THE INTEREST OF SHAREHOLDERS BASED ON A CONSIDERATION OF ALL RELEVANT FACTORS, INCLUDING THE PERCENTAGE OF VOTES THEN CAST, THE PERCENTAGE OF NEGATIVE VOTES CAST, THE NATURE OF THE PROPOSED SOLICITATION ACTIVITIES AND THE NATURE OF THE REASONS FOR SUCH FURTHER SOLICITATION.  ANY SUCH ADJOURNMENT WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE FUND VOTED AT THE SESSION OF THE SPECIAL MEETING TO BE ADJOURNED.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Enhanced Equity Yield & Premium Fund, Inc. (the “Fund”)
Special Meeting of Stockholders, [              ], 2008

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD2

Mark this box with an X if you have made
changes to your name or address details above.

Proxy Card – Shares of Common Stock

A. Issues
The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
1.
To approve an Agreement and Plan of Reorganization between the Fund and BlackRock Enhanced Capital and Income Fund, Inc., the termination of the Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Fund under applicable state law
	___	___	___

Mark this box with an X if you have made comments below

________________________________________________

________________________________________________

________________________________________________

C. Authorized Signatures – Sign Here – This Section must completed for your instructions to be executed.
Please be sure to sign and date this proxy.  Please sign exactly as your name appears on this proxy.  When shares of common stock are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (mm/dd/yyyy)

__ __ / __ __ / __ __ __ __

Number of Shares of Common Stock owned

________________________

Proxy - BlackRock Enhanced Equity Yield & Premium Fund, Inc. (the “Fund”)

SHARES OF COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Fund held of record by the undersigned on [              ], 2008 at the Special Meeting of Shareholders of the Fund to be held on [                  ], 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

IN THE EVENT THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING BUT SUFFICIENT VOTES TO APPROVE THE PROPOSAL ARE NOT RECEIVED, PROXIES (INCLUDING ABSTENTIONS AND BROKER NON-VOTES) WILL BE VOTED IN FAVOR OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES ON SUCH PROPOSAL, PROVIDED THAT THE BOARD OF DIRECTORS OF THE FUND DETERMINES THAT SUCH AN ADJOURNMENT AND ADDITIONAL SOLICITATION IS REASONABLE AND IN THE INTEREST OF SHAREHOLDERS BASED ON A CONSIDERATION OF ALL RELEVANT FACTORS, INCLUDING THE PERCENTAGE OF VOTES THEN CAST, THE PERCENTAGE OF NEGATIVE VOTES CAST, THE NATURE OF THE PROPOSED SOLICITATION ACTIVITIES AND THE NATURE OF THE REASONS FOR SUCH FURTHER SOLICITATION.  ANY SUCH ADJOURNMENT WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE FUND VOTED AT THE SESSION OF THE SPECIAL MEETING TO BE ADJOURNED.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”)
Special Meeting of Stockholders, [              ], 2008

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD2

Mark this box with an X if you have made
changes to your name or address details above.

Proxy Card – Shares of Common Stock

A. Issues
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
1.	To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization between BlackRock Enhanced Equity Yield Fund, Inc. and the Fund.	___	___	___

2.
To approve the issuance of additional shares of common stock of the Fund in connection with an Agreement and Plan of Reorganization between BlackRock Enhanced Equity Yield & Premium Fund, Inc. and the Fund.
		___	___	___

Mark this box with an X if you have made comments below

________________________________________________

________________________________________________

________________________________________________

C. Authorized Signatures – Sign Here – This Section must completed for your instructions to be executed.
Please be sure to sign and date this proxy.  Please sign exactly as your name appears on this proxy.  When shares of common stock are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (mm/dd/yyyy)

__ __ / __ __ / __ __ __ __

Number of Shares of Common Stock owned

________________________

Proxy – BlackRock Enhanced Capital and Income Fund, Inc. (the “Fund”)

SHARES OF COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of the Fund held of record by the undersigned on [              ], 2008 at the Special Meeting of Shareholders of the Fund to be held on [                  ], 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

IN THE EVENT THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING BUT SUFFICIENT VOTES TO APPROVE THE PROPOSALS ARE NOT RECEIVED, PROXIES (INCLUDING ABSTENTIONS AND BROKER NON-VOTES) WILL BE VOTED IN FAVOR OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES ON SUCH PROPOSALS, PROVIDED THAT THE BOARD OF DIRECTORS OF THE FUND DETERMINES THAT SUCH AN ADJOURNMENT AND ADDITIONAL SOLICITATION IS REASONABLE AND IN THE INTEREST OF SHAREHOLDERS BASED ON A CONSIDERATION OF ALL RELEVANT FACTORS, INCLUDING THE PERCENTAGE OF VOTES THEN CAST, THE PERCENTAGE OF NEGATIVE VOTES CAST, THE NATURE OF THE PROPOSED SOLICITATION ACTIVITIES AND THE NATURE OF THE REASONS FOR SUCH FURTHER SOLICITATION.  ANY SUCH ADJOURNMENT WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE FUND VOTED AT THE SESSION OF THE SPECIAL MEETING TO BE ADJOURNED.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.